UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2004
                                                        ------------------


                           PENDER INTERNATIONAL, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    0 - 50045                33-0823179
           --------                    ---------                ----------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)          Number)           Identification Number)


 123 Commerce Valley Drive East, Suite 300, Thornhill, Ontario, Canada, L3T 4Y3
 ------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (905) 882-9835
                                 --------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  ELECTION OF DIRECTORS
---------------------------------

New Directors. On September 21, 2004, our board of directors acted by written consent to increase the size of our board of directors from three to seven directors and to elect Michael Ciavarella to the board.

Michael Ciavarella is 42 years old and is our president, chief executive. Ciavarella graduated from Laurentian University with a Bachelor of Science degree in science and engineering. From 2002 to the present, Ciavarella has served as a senior executive, life insurance underwriter and financial advisor for Trillion Financial Group, a company whose president is Kalano Y.L. Jang, father of our chairman Kalano Jang. From 1999 to 2002, Ciavarella served as a life insurance underwriter and financial advisor for Dagmar Insurance Services. From 1990 to 1999, Ciavarella served as a life insurance underwriter and financial advisor for Manulife Financial.

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS
-------------------------------------------------------------

On September 21, 2004, our board of directors acted by written consent and pursuant to our bylaws to fix the size of our board of directors at seven directors.

On September 21, 2004, we amended Article FOURTH of our our Certificate of Incorporation to authorize 400,000,000 shares of common stock, $.0001 par value, and 20,000,000 shares of preferred stock, $.0001 par value.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

(c)  Exhibits

Exhibit Number      Description
--------------      -----------
3.1.1               Certificate of Amendment to Certificate of Incorporation


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Pender International, Inc.
                                                --------------------------
                                                (Registrant)


                                                /s/ Michael Ciavarella
                                                -------------------------
                                                Michael Ciavarella
                                                Chief Executive Officer
                                                (Duly Authorized Officer)

                                                Date: December 8, 2004

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number      Description
--------------      -----------
3.1.1               Certificate of Amendment to Certificate of Incorporation